SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K



                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) July 25, 1996



                              SWVA Bancshares, Inc.
              (Exact Name of Registrant as Specified in Charter)



       Virginia                         0-24674                   54-1721629
    (State or Other             (Commission File Number)      (IRS Employer No.)
Jurisdiction of Incorporation


    302 Second Street, S.W., Roanoke, Virginia                24011-1597
     (Address of Principal Executive Offices)                 (Zip Code)



       Registrant's telephone number, including area code (703) 343-0135

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Item 5. Other Events

      On July 25, 1996 and July 26, 1996, respectively, the registrant issued press releases regarding its earnings for the fourth quarter ended June 30, 1996 and regulatory approval by the OTS of its Stock Repurchase Plan. Copies of the press releases are attached as Exhibit 99 hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c)  Exhibits.

            99 Press releases related to earnings and regulatory approval for Stock Repurchases.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SWVA BANCSHARES, INC.



Date July 29, 1996                        By:  /s/B.L. Rakes
                                               B.L. Rakes
                                               President
                                               (Duly authorized representative)